BIONDO FOCUS FUND
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2024

Shares		Fair Value
	COMMON STOCKS — 95.4%
	BIOTECH & PHARMA - 3.4%
2,500	GRAIL, Inc.(a)	$ 34,400
11,500	TransMedics Group, Inc.(a)	1,805,500
		1,839,900
	E-COMMERCE DISCRETIONARY - 4.7%
13,500	Amazon.com, Inc.(a)	2,515,455

	INTERNET MEDIA & SERVICES - 4.4%
14,500	Alphabet, Inc., Class A	2,404,825

	MEDICAL EQUIPMENT & DEVICES - 25.8%
3,500	IDEXX Laboratories, Inc.(a)	1,768,270
15,000	Illumina, Inc.(a)	1,956,150
17,500	Intuitive Surgical, Inc.(a)	8,597,225
20,000	PROCEPT BioRobotics Corporation(a)	1,602,400
		13,924,045
	SEMICONDUCTORS - 13.3%
1,000	ASML Holding N.V.	833,250
52,500	NVIDIA Corporation	6,375,600
		7,208,850
	SOFTWARE - 14.4%
4,500	Adobe, Inc.(a)	2,330,010
9,500	Atlassian Corporation, Class A(a)	1,508,695
2,750	ServiceNow, Inc.(a)	2,459,573
18,350	Shopify, Inc., Class A(a)	1,470,569
		7,768,847
	TECHNOLOGY HARDWARE - 7.5%
17,500	Apple, Inc.	4,077,500

	TECHNOLOGY SERVICES - 21.9%
30,000	Block, Inc., Class A(a)	2,013,900
1,250	Fair Isaac Corporation(a)	2,429,400
15,000	Mastercard, Inc., Class A	7,406,999
		11,850,299

BIONDO FOCUS FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2024

Shares		Fair Value
COMMON STOCKS — 95.4% (Continued)

	TOTAL COMMON STOCKS (Cost $18,720,453)	$ 51,589,721

RIGHTS — 0.0%
MEDICAL EQUIPMENT & DEVICES – 0.0%
18,500	ABIOMED, Inc. - CVR(a)(b)(c)	–

SHORT-TERM INVESTMENT — 1.2%
MONEY MARKET FUNDS - 1.2%
623,483	First American Treasury Obligations Fund, Class X, 4.81% (Cost $623,483)(d)	623,483

	TOTAL INVESTMENTS - 96.6% (Cost $19,343,936)	$ 52,213,204
	OTHER ASSETS IN EXCESS OF LIABILITIES- 3.4%	1,855,089
	NET ASSETS - 100.0%	$ 54,068,293

CVR - Contingent Value Rights

NV	- Naamioze Vennootschap

(a)	Non-income producing security.
(b)	Illiquid security.
(c)	Valued using unobservable inputs and fair valued by the advisor.
(d)	Rate disclosed is the seven day effective yield as of September 30, 2024.